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                                                                 EXHIBIT (z)(1)

Item 27(a)
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                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund
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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund




* Funds that have not commenced investment operations.
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CALIFORNIA INSURED MUNICIPALS INCOME TRUST                  SERIES 217
COLORADO INSURED MUNICIPALS INCOME TRUST                    SERIES 90
FLORIDA INSURED MUNICIPALS INCOME TRUST                     SERIES 150
MICHIGAN INSURED MUNICIPALS INCOME TRUST                    SERIES 182
MISSOURI INSURED MUNICIPALS INCOME TRUST                    SERIES 119
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                  SERIES 143
NEW YORK INSURED MUNICIPALS INCOME TRUST                    SERIES 169
OHIO INSURED MUNICIPALS INCOME TRUST                        SERIES 126
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                SERIES 285
INVESTMENT GRADE MUNICIPAL TRUST                            SERIES 40
INSURED MUNICIPALS INCOME TRUST                             SERIES 480
LONG TERM INVESTMENT GRADE TRUST                            SERIES 19
ROLLING TREASURY PORTFOLIO                                  SERIES 1
STRATEGIC MUNI TRUST, INTERMEDIATE SERIES                   SERIES 5
GNMA INCOME PORTFOLIO                                       SERIES 2
INVESTMENT GRADE TRUST                                      SERIES 16
VK INSURED INCOME TRUST                                     SERIES 115
VK INSURED INCOME TRUST                                     SERIES 116
BIRINYI EQUITY SELECT TRUST                                 SERIES 7
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                     SERIES 12
DIVIDEND INCOME AND VALUE PORTFOLIO                         SERIES 34
DOW 30 INDEX TRUST                                          SERIES 17
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                     JANUARY 2004 SERIES
EAFE STRATEGIC 20 TRUST                                     SERIES 41
COMPETITIVE EDGE BEST IDEAS PORTFOLIO                       SERIES 34
ENERGY PORTFOLIO                                            SERIES 8
FINANCIAL INSTITUTIONS TRUST                                SERIES 20
SELECT 5 INDUSTRIAL PORTFOLIO                               SERIES 41
FOCUS VALUE PORTFOLIO                                       SERIES 9
VK GREAT INTERNATIONAL FIRMS TRUST                          SERIES 23
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                       SERIES 41
VK HEALTHCARE AND PHARMACEUTICAL TRUST                      SERIES 25
VK INTERNET TRUST                                           SERIES 37
STRATEGIC GROWTH LARGE CAP PORTFOLIO                        SERIES 34
MORGAN STANLEY HI-TECH 35 INDEX TRUST                       SERIES 30
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO              SERIES 15
S AND P POWERPICKS PORTFOLIO                                SERIES 4
PREFERRED SECURITIES PORTFOLIO                              SERIES 2
ROARING 2000S TRUST                                         SERIES 21
STRATEGIC SMALL CAP PORTFOLIO                               SERIES 41
S AND P SELECT CORE 20 PORTFOLIO                            SERIES 41
SELECT 10 INDUSTRIAL PORTFOLIO                              SERIES 41
SELECT S AND P INDUSTRIAL PORTFOLIO                         SERIES 41
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                   SERIES 41
SELECT TURNAROUND FOCUS LIST                                SERIES 3
VK UTILITY TRUST                                            SERIES 14
VK UTILITY TRUST                                            SERIES 15
COHEN AND STEERS REIT INCOME PORTFOLIO                      SERIES 9
SELECT GROWTH TRUST                                         OCTOBER 2003 SERIES